Exhibit 10.1

MEMORANDUM OF UNDERSTANDING

1.1                                Objective.  This memorandum of understanding, including the attached Exhibit A (including all Schedules attached thereto) (“MOU”) dated as of May 6, 2011 (the “Effective Date”) sets out the key business and commercial terms that will be reflected in a definitive agreement to be entered into by and among EchoStar Global B.V. (“EchoStar”); solely with respect to its guarantee set forth in Section 1 of Exhibit A to the MOU, EchoStar Technologies L.L.C. (“ETLLC”); Bell ExpressVu Inc., in its capacity as general partner of Bell ExpressVu Limited Partnership (“Bell ExpressVu”); Bell Mobility Inc. (“BMI”); and Bell Canada (“BC”).  For the purposes of this MOU, the term “Bell Parties” or “Bell” shall refer to Bell ExpressVu, BMI and BC.

1.2                                Binding Nature.   The Bell Parties and EchoStar (each a “Party” and together, the “Parties”) agree to be bound by this MOU, which shall govern the relationship between the Parties with respect to the matters set forth herein until such time as the Definitive Agreement is entered into.

1.3                                 Definitive Agreement.  Immediately upon execution of this MOU, the Parties shall negotiate, in good faith and in a commercially reasonable manner, an amendment to the Exclusivity Amendment to the Pricing Agreement entered into as of February 6, 2009 and effective as of December 12, 2008 or such other applicable or appropriate agreement(s) necessary to reflect the key business and commercial terms contemplated by this MOU (the “Definitive Agreement”).  The Parties shall use commercially reasonable efforts to finalize and execute the Definitive Agreement within *** of the Effective Date.  The Definitive Agreement shall include terms and conditions reflecting those set forth herein and in the attached Exhibit A to this MOU.

1.4                                 Term.  The term of this MOU shall begin on the Effective Date and end upon the execution of the Definitive Agreement.  This MOU shall be superseded and replaced upon the execution and delivery of the Definitive Agreement by both Parties.

1.5                                 No Admission of Liability.  The Parties agree that execution of this MOU by the Bell Parties and compliance with its terms, as provided herein and in Exhibit A, ***, do not constitute an admission of liability or wrongdoing on the part of any party.

1.6                                 Governing Law.  This MOU shall be governed by and construed in accordance with the laws in force in the state of New York.

1.7                                 Assignment.  Neither this MOU nor any of the rights or obligations of a Party may be assigned without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign this Agreement to an Affiliate (as defined in the System Agreement) in connection with a corporate re-organization without the other Party’s consent; provided that the assigning Party gives notice of the assignment to the other Party.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1.8                                 Confidentiality.  The terms and conditions of this MOU, including all discussions between the Parties related thereto, shall be subject to Section 34.1 of the System Agreement dated January 8, 1997 among Houston Tracker Systems, Inc. (now EchoStar Technologies L.L.C.), EchoStar Satellite Corporation (now DISH Network L.L.C.) and ExpressVu Inc. (now Bell ExpressVu) (the “System Agreement”).

1.9                                 Further Assurances.  From time to time, each Party shall, at the request of the other Party and with reasonable diligence, execute and deliver such additional documents or instruments as may be reasonably necessary to carry out the terms of this MOU or the Definitive Agreement.

1.10                           Severability.  If any provision of this MOU or the Definitive Agreement is held invalid or unenforceable for any reason, such invalidity shall not affect the validity of the remaining provisions of this MOU or the Definitive Agreement, each of which shall be valid and be enforced to the fullest extent permitted by law and the Parties shall substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

1.11                           Counterparts.   This MOU may be executed in counterparts and when each Party has executed an identical counterpart and delivered a copy thereof to the other Party (by personal delivery or facsimile transmission), then all the counterparts taken together shall be deemed to constitute a single identical agreement dated as of the Effective Date.  Electronically scanned signature pages shall be treated as originals, provided that delivery shall occur only upon receipt by the other Party and that, if requested by the other Party, the Party delivering signatures will also deliver an original copy of its signature page or a copy by facsimile transmission with confirmation of receipt.

1.12                           Survival.  Any Sections or provisions of this MOU that, expressly or by their nature, are intended to survive termination or expiration of this MOU shall continue to be in effect after expiration or termination of this MOU.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF this MOU has been executed by the Parties as of the Effective Date.

BELL EXPRESSVU INC.,
in its capacity as general partner of
BELL EXPRESSVU LIMITED PARTNERSHIP

Name:
Title:

BELL CANADA

Name:
Title:

BELL MOBILITY INC.

Name:
Title:

ECHOSTAR GLOBAL B.V.

Name:
Title:

Solely with respect to its guarantee set forth in Section 1 of Exhibit A to the MOU,

ECHOSTAR TECHNOLOGIES L.L.C.

Name:
Title:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT A

***

1.                                      Canadian Shipment License ***

a.                                       EchoStar represents and warrants to Bell each of the following:

1.                                       The attached Schedule A excerpts from EchoStar’s settlement agreement that EchoStar Corporation entered into with  *** (the “Settlement”), pursuant to which EchoStar Corporation and its Subsidiaries (as that term is defined in the Settlement)  are-granted certain licenses and releases, the relevant terms and conditions, negotiated by or on behalf of EchoStar in relation to certain EchoStar products-delivered to Bell in the past and to be delivered in the future, concerning the grant to Bell ***.

2.                                       *** are a true and correct compilation of such terms and conditions as contained in the Settlement. ***

3.                                       There is no separate, corollary, ancillary or other agreement outside of the Settlement between *** and EchoStar Corporation, on behalf of itself and on behalf of EchoStar that contain rights or remedies that, if exercised, would have an adverse impact on the benefit of the release, license and defense rights granted to ***

4.                                       ***

5.                                       *** as of the date of execution of the MOU to which this Exhibit A is attached.

6.                                       For the duration of the Term (as that term is defined in the Settlement) and except as contemplated in this MOU, *** shall not be required to pay any further monies, credits or other forms of consideration ***.

b.                                      Bell and EchoStar agree that, subject to Bell’s compliance with the payment terms set out in Section 2 below of this Exhibit A, *** (as defined below) set out in Schedule A and B to this Exhibit, respectively, shall survive expiry of the Definitive Agreement and continue to be in force until the expiry of ***.

c.                                       ***

d.                                      The Bell Parties represent, warrant, and covenant to EchoStar that they will comply with***.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

e.                                       EchoStar will indemnify Bell against any damages suffered by Bell as a result of claims brought by third parties resulting from: (i) a breach by EchoStar or any of its Affiliates of the above representations and warranties; or (ii) a breach by EchoStar or any of its Affiliates of the Settlement ***.

***

2.                                      Payment Terms

In consideration for *** shall pay ***.

***

***

***

EchoStar represents to Bell that EchoStar Global B.V. is a resident of Netherlands for purposes of the Income Tax Convention between Canada and Netherlands (the “Convention”) and further that EchoStar Global B.V. is entitled to the relevant benefits/articles of the Convention at the date of this MOU.  EchoStar will notify Bell of any change to the foregoing information that may occur whether due to a change in EchoStar Global B.V.’s tax residency status, reorganization, change of control, permitted assignment, or otherwise.  In the event that after any such change Bell believes that it is required to withhold any tax from the payments to EchoStar pursuant to this Section, Bell shall have the right to do so without any gross up requirement, provided that Bell shall first consult with EchoStar to ensure that all factors relevant to the determination have been taken into account.

Extension of Exclusivity Agreement

1.                                      Exclusivity Term

The Exclusivity Period (as defined in the Exclusivity Amendment to the Pricing Agreement effective as of December 12, 2008 among the Bell Parties and EchoStar (as successor to ETLLC) (the “Exclusivity Amendment”))  is extended for 2 years, for the years 2012 through 2013 (the  “Extended Exclusivity Period”).

2.                                      EchoStar Product Roadmap

EchoStar and the Bell Parties agree that they will use commercially reasonable efforts to meet the following dates:

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

3.                                      Pricing

EchoStar is offering the Bell Parties the following hardware and service prices in exchange for vendor exclusivity for STB (as defined in the Exclusivity Amendment) purchases throughout the Extended Exclusivity Period.  Exceptions in the Exclusivity Amendment to the scope of STB exclusivity to remain.

a.               Hardware

1.               Set-Top Box Pricing

***

The pricing listed above assumes the following hardware modifications:

***

2.               Accessory Pricing will be negotiated in good faith before ***.

b.               ***

4.                                      Annual Service Fee

The Service Fee (as defined in the Pricing Agreement) will ***. The Service Fee includes the same level of services as provided in the current Exclusivity Amendment plus the following:

***

5.                                      Specific Purchase Considerations

a.               Warranty Term

The warranty term on new STBs purchased throughout the term of the Extended Exclusivity Period will be ***.

b.               Energy Star Compliance

STB hardware will support Energy Star.

c.               HDQAM Support on New Product

6.                                      Vendor Managed Inventory (“VMI”)

d.               EchoStar and Bell agree to the following inventory management changes:

EchoStar will manufacture and store adequate inventory levels at the Unigistix warehouse in Toronto ON to meet Bell’s forecasted needs.  Bell must take receipt of EchoStar inventory within *** of it being warehoused.  The ordering process and fulfillment process will be negotiated in good faith but will not include EDI.  Payment terms under the VMI model are ***.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

7.                                      ***

a.               Purpose:                                               Purchase of additional ***

b.               Acknowledgement(s):

1.               The Exclusivity Amendment originally provided ***.

2.               As of the date of this MOU, Bell ExpressVu has purchased (or plans to purchase per its purchase orders and forecast) the following quantities :

***

3.               The purchase price for the *** currently is ***.

c.               Term(s):

1.               EchoStar plans to launch the new STB *** on ***.  This will be the replacement  receiver for the ***.

2.               Bell ExpressVu will purchase *** in place of the *** when made available by EchoStar. ***

3.               In the first *** commencing with the launch date of the*** Bell ExpressVu will purchase ***.

4.               EchoStar hereby offers the following *** will supersede the *** originally set forth in the Exclusivity Amendment ***.

A.  The *** will be offered on a prorated basis to Bell for ***.

B.   ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.